UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

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NSU Resources Inc.

(Exact name of registrant as specified in its charter)

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Nevada	333-148546	20-8248213
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

500 Gran Street, Sault Ste Marie, Ontario Canada P6A 5K9
(Address of Principal Executive Offices) (Zip Code)

1(613) 878-6552

www.nsuresources.com
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On April 19, 2012 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of mineral rights of the Shatter Lake and Byers Brook claims of the Cobequid County of Nova Scotia, Canada in exchange for 2 M common shares of Great Rock Development Corporation and a royalty of 25% of the net smelter return.

On April 22, 2013 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of its rights to an extraction technology for rare earth elements in exchange for 10 M common shares of Great Rock Development Corporation and a royalty of 8% on profits generated through the application of the technology.

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On April 19, 2012 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of mineral rights of the Shatter Lake and Byers Brook claims of the Cobequid County of Nova Scotia, Canada in exchange for 2 M common shares of Great Rock Development Corporation and a royalty of 25% of the net smelter return.

On April 22, 2013 NSU Resources Inc (the “Company”) entered into a sales agreement with Great Rock Development Corporation for the sale of its rights to an extraction technology for rare earth elements in exchange for 10 M common shares of Great Rock Development Corporation and a royalty of 8% on profits generated through the application of the technology.

Great Rock Development Corporation is a Florida Company where Luc Duchesne, President and CEO of NSU Resources is Chairman of the Board of Directors of Great Rock Development Corporation.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
9.1	Agreement between NSU Resources and Great Rock Development Corporation
9.2	Resolution of the Board of Directors of Great Rock Development Corporation
9.3	Resolution of the Board of Directors of NSU Resources Inc
9.4	Agreement between NSU Resources and Great Rock Development Corporation
9.5	Resolution of the Board of Directors of Great Rock Development Corporation
9.6	Resolution of the Board of Directors of NSU Resources Inc

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2013	NSU Resources Inc
	By	/s/ Luc C. Duchesne
Name: Luc C.Duchesne Title: President and Chief Executive Officer

The information in this report and the exhibits hereto may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties.  Actual results or events may differ from those anticipated by forward-looking statements.

Exhibit Index

Exhibit No.	Description
10.1	Agreement between NSU Resources and Great Rock Development Corporation
10.2	Resolution of the Board of Directors of Great Rock Development Corporation
10.3	Resolution of the Board of Directors of NSU Resources Inc
10.4	Agreement between NSU Resources and Great Rock Development Corporation
10.5	Resolution of the Board of Directors of Great Rock Development Corporation
10.6	Resolution of the Board of Directors of NSU Resources Inc

Date: April 29th, 2013	NSU Resources
	By	/s/ Luc C. Duchesne
Name: Luc C. Duchesne

Date: April 29th, 2013	Great Rock Development Corporation
	By	/s/ Danny Wong
Name: Danny Wong